CLOUGH FUNDS TRUST

SUPPLEMENT DATED JUNE 21, 2021 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2021, AS SUPPLEMENTED FROM TIME TO TIME

The “Additional Officers” table under the “Trustees and Officers” section in the Fund’s Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

ADDITIONAL OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Dawn Cotten, 1977	President	Since 2021

Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Financial Investors Trust.

Erich Rettinger, 1985	Treasurer	Since 2021	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller of ALPS (since 2013) and Fund Accounting of ALPS (2013-2017). Mr. Rettinger is also Treasurer of the ALPS Series Trust, Cambria ETF Trust, Clough Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Reaves Utility Income Fund. Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund, and the Stone Harbor Emerging Markets Total Income Fund.

Lucas Foss 1977	Chief Compliance Officer and Anti-Money Laundering Chief Compliance Officer	Since 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.
Sareena Khwaja-Dixon 1980	Secretary	Since 2019	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. Ms. Khwaja-Dixon is also Secretary of Reaves Utility Income Fund, RiverNorth Opportunities Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Assistant Secretary of WesMark Funds, RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc.

*	All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, except for Mr. McNally. For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., 53 State Street, 27th Floor, Boston, Massachusetts 02109.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and Officer serves an indefinite term, until his successor is elected or appointed, or until he or she sooner dies, resigns or is removed.

***	The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. Mr. Burke is a member of the Board of each such fund. Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund. Mr. Deems is a member of the Board of the Fund and Clough China Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.